UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-2410

DREYFUS LIQUID ASSETS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

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Available only to Dreyfus Liquid Assets, Inc., Class 1 shareholders

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
22	Report of Independent Registered
Public Accounting Firm
23	Important Tax Information
24	Information About the Review and Approval
of the Fund’s Management Agreement
28	Board Members Information
30	Officers of the Fund

FOR MORE INFORMATION

Back Cover

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Liquid Assets, Inc., covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good time for the financial markets, with rallies in the second half of the year helping stocks, bonds and money market instruments achieve positive absolute returns.A number of factors contributed to the markets’ gains, including a more moderate economic expansion, strong business conditions, subdued inflation, stabilizing interest rates and robust investor demand for most asset classes.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as reducing allocations to stocks and bonds generally meant missing subsequent rallies. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision. We believe that a better course is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations. Money market funds have continued to play an important role in that mix.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
January 16, 2007

2

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Liquid Assets perform during the period?

During the 12-month period ended December 31, 2006, the fund’s Class 1 shares produced a yield of 4.38%, and its Class 2 shares produced a yield of 4.52% .Taking into account the effects of compounding, the fund’s Class 1 and Class 2 shares also provided effective yields of 4.46% and 4.62%, respectively, for the same period.1,2

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital.To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by U.S. banks and foreign branches of U.S. banks, repurchase agreements, asset-backed securities, commercial paper and other short-term corporate obligations of U.S. issuers.

Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund’s performance?

The fund’s returns in 2006 were mainly influenced by changing economic conditions. The U.S. economy expanded at a robust 5.6% annualized rate in the first quarter of the year. Low unemployment and strong consumer confidence began to rekindle investors’ inflation concerns, and despite increases in short-term interest rates in January and March, the U.S.Treasury securities yield curve steepened.

In May, investors’ economic concerns intensified when hawkish comments from members of the Federal Reserve Board (the “Fed”) sparked sharp declines in longer-term U.S.Treasury security prices. In addition,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

the unemployment rate fell to 4.6%, stoking fears that wage inflation might accelerate. Hence, investors revised upward their interest-rate expectations, and they widely expected the Fed’s rate hike in May to 5%. Although investors also anticipated the Fed’s June 29 rate hike to 5.25%, the outlook for future action became cloudier amid worries that the Fed might become too aggressive, possibly triggering a recession.

Investors’ concerns were compounded when it later was announced that U.S. GDP expanded at a more moderate 2.6% annualized rate during the second quarter. Indeed, the U.S. economy appeared to slow further over the summer, when housing markets softened and employment gains moderated.The Fed cited a slower economy when it left short-term interest rates unchanged at 5.25% at its meeting on August 8, the first pause after more than two years of steady rate hikes.

The Fed again left overnight interest rates unchanged in September. While core inflation data remained elevated, the Fed indicated that it expected those pressures to moderate as the economy slowed. In fact, oil prices tumbled to around $60 per barrel, helping to put a lid on one of the main drivers of the market’s inflation fears. At the same time, a decline in the unemployment rate helped to reassure investors that the economy probably was headed for a soft landing.

As was widely expected, the Fed continued to hold overnight interest rates steady at its meeting in late October. Still, Fed members indicated that the risk of higher inflation was greater than the risk of a pronounced economic downturn, and further policy firming might be needed if inflation remains above the Fed’s comfort zone.

The Fed’s concerns appeared to be warranted when an employment report released in December showed healthy employment gains and an unemployment rate of just 4.5% . However, other economic data —including declines in consumer confidence and orders for durable goods — suggested that the economy continued to slow, but at a gradual pace that appeared to hold little risk of recession.

4

Over the first half of the reporting period, as short-term interest rates rose, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages. After the Fed paused in its tightening campaign in August, we increased the fund’s weighted average maturity to a more neutral range. However, with only minimal yield differences along the money market yield curve it made little sense to us to establish an even longer maturity position.

What is the fund’s current strategy?

Fed members may be comfortable with interest rates for now, but they stand ready to change monetary policy as conditions warrant. Therefore, after a multi-year period in which Fed actions were predictable, we have entered a more uncertain time, in which every piece of economic data is likely to be scrutinized for its possible impact on monetary policy. Current economic data suggest that the U.S. economy remains sound and inflationary pressures are moderating, which may allow the Fed to remain on hold for some time. However, new economic data could paint a different picture, making a relatively cautious investment posture prudent.

January 16, 2007

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided for the fund’s Class 1 shares reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to any undertaking in effect until March 31, 2007, at which time it may be extended, modified or terminated.
[2]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided for the fund’s Class 2 shares reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders will be given at least 90 days’ notice prior to the time such absorption may be terminated. Class 2 shares of the fund are available only to certain eligible financial institutions.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Liquid Assets, Inc. from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Class 1 Shares	Class 2 Shares

Expenses paid per $1,000 †	$ 3.42	$ 2.81
Ending value (after expenses)	$1,023.80	$1,024.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Class 1 Shares	Class 2 Shares

Expenses paid per $1,000 †	$ 3.41	$ 2.80
Ending value (after expenses)	$1,021.83	$1,022.43

† Expenses are equal to the fund’s annualized expense ratio of .67% for Class 1 shares, and .55% for Class 2 shares; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2006

	Principal
Negotiable Bank Certificates of Deposit—10.1%	Amount ($)	Value ($)

Bank of America N.A.
5.32%, 3/21/07	200,000,000 [a]	200,000,000
Washington Mutual Bank
5.30%, 3/1/07	100,000,000	100,000,000
Wilmington Trust Co., DE
5.31%—5.40%, 2/5/07—4/5/07	235,500,000	235,507,843
Total Negotiable Bank Certificates of Deposit
(cost $535,507,843)		535,507,843

Commercial Paper—72.7%

Amstel Funding Corp.
5.32%, 1/16/07	150,000,000 [b]	149,671,875
Amsterdam Funding Corp.
5.31%—5.33%, 2/5/07—5/16/07	126,000,000 [b]	123,921,926
Atlantis One Funding Corp.
5.31%—5.38%, 1/8/07—3/15/07	163,595,000 [b]	162,380,712
Barclays U.S. Funding Corp.
5.25%, 6/8/07	150,000,000	146,635,917
Bear Stearns Cos. Inc.
5.38%, 3/20/07	10,000,000	9,886,467
Beta Finance Inc.
5.25%—5.38%, 3/19/07—6/15/07	117,000,000 [b]	114,467,384
BNP Paribas Finance Inc.
5.31%—5.32%, 3/5/07—5/15/07	235,000,000	231,731,465
Bryant Park Funding LLC
5.32%, 2/27/07	20,705,000 [b]	20,532,890
Calyon North America Inc.
5.31%, 3/1/07	225,000,000	223,067,750
Cancara Asset Securitisation Ltd.
5.32%, 2/27/07	15,000,000 [b]	14,875,314
CC (USA) Inc.
5.32%, 2/28/07	45,000,000 [b]	44,619,375

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

Citigroup Funding Inc.
5.32%—5.33%, 1/19/07—2/16/07	70,000,000	69,734,328
Concord Minutemen Capital Co. LLC
5.38%, 3/12/07	90,000,000 [b]	89,083,875
Credit Suisse (USA) Inc.
5.31%, 2/28/07	150,000,000	148,733,667
Crown Point Capital Co. LLC
5.31%, 1/4/07—2/5/07	208,396,000 [b]	208,150,261
Cullinan Finance Ltd.
5.30%—5.38%, 2/6/07—4/25/07	251,760,000 [b]	249,492,762
Daimler Chrysler Revolving Auto Conduit LLC, Ser. II
5.30%, 3/5/07	50,000,000	49,542,375
Danske Corp., Delaware
5.32%, 4/10/07	150,000,000	147,863,250
FCAR Owner Trust, Ser. I
5.30%—5.38%, 3/5/07—6/11/07	202,000,000	198,848,668
General Electric Capital Corp.
5.30%, 1/31/07	130,000,000	129,435,583
Govco Inc.
5.31%, 1/8/07	25,000,000 [b]	24,974,528
Harrier Finance Funding Ltd.
5.32%, 2/26/07	24,000,000 [b]	23,804,000
Intesa Funding LLC
5.31%, 3/1/07	29,000,000	28,750,954
K2 (USA) LLC
5.30%, 3/20/07	97,000,000 [b]	95,902,930
Links Finance LLC
5.31%, 2/28/07	22,000,000 [b]	21,814,271
Liquid Funding Ltd.
5.32%—5.33%, 2/20/07	103,625,000 [b]	102,868,334
Nordea North America Inc.
5.30%, 3/2/07	115,000,000	113,997,583

8

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

Old Line Funding LLC
5.31%, 1/3/07	41,093,000 [b]	41,081,037
Premier Asset Collateralized Entity LLC
5.31%, 3/1/07	23,100,000 [b]	22,901,622
Santander Central Hispano
Finance (Delaware) Inc.
5.34%, 4/27/07	12,000,000	11,798,933
Scaldis Capital Ltd.
5.30%—5.31%, 2/2/07—2/15/07	86,790,000 [b]	86,279,594
Sigma Finance Inc.
5.31%—5.34%, 3/2/07—5/16/07	209,000,000 [b]	205,925,382
Simba Funding Corp.
5.31%—5.32%, 3/1/07	247,654,000 [b]	245,526,366
Societe Generale N.A. Inc.
5.30%—5.38%, 3/15/07—6/15/07	210,000,000	206,336,958
Unicredit Delaware Inc.
5.32%, 5/9/07	88,500,000	86,866,880
Total Commercial Paper
(cost $3,851,505,216)		3,851,505,216

Corporate Notes—7.6%

Bank of America N.A.
5.29%, 5/25/07	25,000,000 [a]	25,000,000
Harrier Finance Funding Ltd.
5.31%, 5/18/07	150,000,000 [a,b]	149,996,537
Links Finance LLC
5.33%, 10/25/07	75,000,000 [a,b]	74,993,897
Morgan Stanley
5.37%, 1/3/07	150,000,000 [a]	150,000,000
Total Corporate Notes
(cost $399,990,434)		399,990,434

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Principal
Promissory Note—3.3%		Amount ($)	Value ($)

Goldman Sachs Group Inc.
5.45%, 12/30/06
(cost $175,000,000)		175,000,000	175,000,000

Time Deposits—6.2%

Citibank (South Dakota) N.A.,
Sioux Falls (Grand Cayman)
4.63%, 1/2/07		100,000,000	100,000,000
State Street Bank and Trust Co.,
Boston, MA (Grand Cayman)
5.12%, 1/2/07		229,600,000	229,600,000
Total Time Deposits
(cost $329,600,000)			329,600,000

Total Investments (cost $5,291,603,493)		99.9%	5,291,603,493
Cash and Receivables (Net)		.1%	3,709,841
Net Assets		100.0%	5,295,313,334

[a]	Variable rate security—interest rate subject to periodic change.
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these
	securities amounted to $2,273,264,872 or 42.9% of net assets.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Banking	47.9	Asset-Backed/Single Seller	4.7
Asset-Backed/Structured		Asset-Backed/Securities
Investment Vehicles	20.9	Arbitrage Vehicles	4.6
Asset-Backed/Multi-Seller Programs	11.7	Finance	3.8
Brokerage Firms	6.3		99.9

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments	5,291,603,493	5,291,603,493
Interest receivable		8,019,359
Prepaid expenses		172,950
		5,299,795,802

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		2,369,501
Cash overdraft due to Custodian		292,155
Payable for shares of Common Stock redeemed		1,185,653
Accrued expenses		635,159
		4,482,468

Net Assets ($)		5,295,313,334

Composition of Net Assets ($):
Paid-in capital		5,295,380,048
Accumulated net realized gain (loss) on investments		(66,714)

Net Assets ($)		5,295,313,334

Net Asset Value Per Share
	Class 1 Shares	Class 2 Shares

Net Assets ($)	1,816,410,957	3,478,902,377
Shares Outstanding	1,817,328,802	3,478,904,472

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

Investment Income ($):
Interest Income	262,348,078
Expenses:
Management fee—Note 2(a)	24,240,162
Shareholder servicing costs—Note 2(b)	6,019,878
Registration fees	278,755
Prospectus and shareholders’ reports	246,832
Custodian fees	188,056
Professional fees	77,972
Miscellaneous	70,138
Total Expenses	31,121,793
Less—Waiver of fees due to
undertakings—Note 2(a)	(263,713)
Net Expenses	30,858,080
Investment Income—Net, representing net increase
in net assets resulting from operations	231,489,998

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment Income—net	231,489,998	125,170,518
Net realized gain (loss) from investments	—	(3,351)
Net Increase (Decrease) in Net Assets
Resulting from Operations	231,489,998	125,167,167

Dividends to Shareholders from ($):
Investment income—net:
Class 1 shares	(78,562,858)	(65,221,738)
Class 2 shares	(152,927,140)	(59,948,780)
Total Dividends	(231,489,998)	(125,170,518)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Class 1 shares	1,045,181,610	1,944,487,685
Class 2 shares †	4,037,632,086	4,658,844,422
Net assets received in connection with
reorganization—Note 1	29,749,419	—
Dividends reinvested:
Class 1 shares	76,188,960	45,968,994
Class 2 shares	4,154,822	27
Cost of shares redeemed:
Class 1 shares †	(1,128,790,944)	(5,019,901,516)
Class 2 shares	(3,289,229,766)	(1,932,490,241)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	774,886,187	(303,090,629)
Total Increase (Decrease) in Net Assets	774,886,187	(303,093,980)

Net Assets ($):
Beginning of Period	4,520,427,147	4,823,521,127
End of Period	5,295,313,334	4,520,427,147

† On April 29, 2005, 3,019,000 Class 1 shares were designated as Class 2 shares.
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Class 1 Shares	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.044	.026	.007	.006	.015
Distributions:
Dividends from
investment income—net	(.044)	(.026)	(.007)	(.006)	(.015)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.45	2.62	.72	.60	1.47

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.69	.71	.70	.68	.64
Ratio of net expenses
to average net assets	.69	.70	.70	.68	.64
Ratio of net investment income
to average net assets	4.37	2.32	.71	.60	1.47

Net Assets, end of period
($ x 1,000)	1,816,411	1,794,075	4,823,521	5,047,571	6,232,615

See notes to financial statements.

14

	Year Ended December 31,

Class 2 Shares	2006	2005 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00
Investment Operations:
Investment income—net	.045	.022
Distributions:
Dividends from investment income—net	(.045)	(.022)
Net asset value, end of period	1.00	1.00

Total Return (%)	4.61	3.07[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.57[b]
Ratio of net expenses to average net assets	.55	.55[b]
Ratio of net investment income
to average net assets	4.54	3.05[b]

Net Assets, end of period ($ x 1,000)	3,478,902	2,726,352

[a] From April 18, 2005 (commencement of initial offering) to December 31, 2005.
[b] Annualized.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Liquid Assets, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

As of the close of business on September 22, 2006, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Founders Money Market Fund, were transferred to the fund. Shareholders of Founders Money Market Fund received Class 1 shares of the fund, in an amount equal to the aggregate net asset value of the investment in Founders Money Market Fund at the time of the exchange.The net asset value of the fund’s Class 1 shares at the close of business on September 22, 2006, after the reorganization, was $1.00 per share, and a total of 29,749,419 Class 1 shares representing net assets of $29,749,419, were issued to Founders Money Market Fund shareholders in the exchange.The exchange was a tax-free event to shareholders.

16

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 30 billion shares of $.001 par value of Common Stock.The fund currently offers two classes of shares: Class 1 (23.5 billion shares authorized, and Class 2 (6.5 billion shares authorized). Class 1 and Class 2 shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class 2 shares are offered only to certain eligible financial institutions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value of per share $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Directors to represent the fair value of the fund’s investments.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an author-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

itative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally

18

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are more-likely-than-not of being sustained by the applicable tax authority.Tax positions not deemed to meet the “more-likely-than-not”threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At December 31, 2006, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $66,714 is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $11,357 of the the carryover expires in fiscal 2007, $8,270 expires in fiscal 2008, $9,111 expires in fiscal 2009, $24,768 expires in fiscal 2010, $7,910 expires in fiscal 2011, $191 expires in fiscal 2012 and $5,107 expires in fiscal 2013.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006 and December 31, 2005, were all ordinary income.

During the period ended December 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for capital loss carryover from the merger with Founders Money Market Fund, the fund decreased accumulated net realized gain (loss) on investments by $15,932 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

At December 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is based on the value of the fund’s average daily net assets and is computed at the following annual rates: .50% of the first $1.5 billion; .48% of the next $500 million; .47% of the next $500 million; and .45% over $2.5 billion.The fee is payable monthly.The agreement provides that in any full fiscal year the aggregate expenses, enclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the fund’s average net assets, the Manager will refund to the fund, or bear, the excess over 1%.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund’s Class 1 shares, until March 31, 2007, so that annual fund operating expenses for Class 1 shares, exclusive of certain expenses as described above, do not exceed .70%.The Manager has undertaken to waive its fees and or assume the expenses of the fund’s Class 2 shares, so that the expenses for Class 2 shares, exclusive of certain expenses as described above, does not exceed .55%.The Manager may terminate this undertaking upon at least 90 days, prior notice to investors.The reduction in fees, pursuant to the undertakings, amounted to $263,713 during the period ended December 31, 2006.

20

(b) Under the Shareholder Services Plan, Class 1 and Class 2 shares reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2006, Class 1 shares were charged $2,156,945 and Class 2 shares were charged $1,721,856 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2006, the fund was charged $1,461,961 pursuant to the transfer agency agreement.

During the period ended December 31, 2006, the fund was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $2,127,428, shareholder services fee of $4,972, chief compliance officer fees $2,044 and transfer agency per account fees $248,000, which are offset against an expense reimbursement currently in effect in the amount of $12,943.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Liquid Assets, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Liquid Assets, Inc., including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Liquid Assets, Inc. at December 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 15, 2007

22

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 94.20% of ordinary income dividends paid during the fiscal year ended December 31, 2006 as qualifying interest related dividends.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

24

At a meeting of the fund’s Board of Directors held on July 11 and 12, 2006, the Board considered the re-approval for an annual period (through August 31, 2007) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail no-load money market funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail no-load money market funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance for its Class 1 shares was above median and in the second quintile of the Performance Group and the Performance Universe for all periods ended May 31, 2006.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s management fee was higher than the Expense Group and Expense Universe medians and that the fund’s Class 1 share expense ratio was lower than the Expense Group median and higher than the Expense Universe median; the Board members noted that the fund’s Class 1 share expense ratio was lower due to the undertaking by Dreyfus to waive fees and reimburse expenses to limit the fund’s expense ratio.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by the other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (“Similar Funds”). There were no other accounts with similar investment objectives, policies and strategies as the fund managed by Dreyfus or its affiliates. The Board members considered the relevance of the fee information provided for the Similar Funds managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed,

The Fund 25

INFORMATION ABOUT THERE VIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided. The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement.

26

Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, including Dreyfus’ undertaking to limit the fund’s expense ratio (which reduced the expense ratio of the fund), costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund 27

NOTES

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,065 in 2005 and $41,969 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,157 in 2005 and $3,124 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,432 in 2005 and $4,382 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $758,091 in 2005 and $383,726 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The

Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS LIQUID ASSETS, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 27, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	February 27, 2007

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)